UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒  Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Altiris, Inc.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Filed by Altiris, Inc.

Pursuant to Rule 14a-12 of

the Securities Exchange Act of 1934

Subject Company: Altiris, Inc.

Commission File No.: 000-49793

The following presentation materials were posted on the internal

Intranet site of Altiris, Inc. on January 29, 2007

Symantec & Altiris: A Winning Combination January 29, 2007

PowerPoint Style Guide 2 © 2007-2009 Symantec Confidential
Symantec and Altiris: A Winning
Combination
Altiris brings:
• Leadership in endpoint management technology
• Unique approach for IT service management with modular, integrated solutions  for server, client and mobile lifecycle management, asset and service management
• Innovative software virtualization technology for faster, simpler and more manageable deployment of PC apps
Symantec brings:
• Leadership in information security
• Huge installed customer base - deployed in 95% of Global 500 enterprises
• Global presence and reputation
– Rated #1 by CIOs for business value and reliability
– PC Magazine Editor’s Choice Winner 9 years running

PowerPoint Style Guide 3 © 2007-2009 Symantec Confidential
Strategic Rationale
• Leverages core competitive strengths
– The most secure endpoint is a well-managed endpoint
– A shared focus on the endpoint (desktops, laptops, servers, converged devices)
• Complementary channels
– Targets same IT buyer
– Strengthens SME presence
– Common OEM partners
• Capitalizes on future technology trends
– Virtualization, Intel vPro, mobile devices, Software-as-a-service

PowerPoint Style Guide 4 © 2007-2009 Symantec Confidential
Symantec and Altiris: A Winning
Combination
For Altiris this means:
• New opportunities for growth through combining solutions
with Symantec’s security expertise
For Symantec this means:
• Increased capability to leverage strengths on the
enterprise endpoint

PowerPoint Style Guide 5 © 2007-2009 Symantec Confidential
Summary
• The most secure endpoint is a well-managed endpoint
• Symantec and Altiris leverage respective competitive
strengths
– Symantec: endpoint security, compliance and backup
– Altiris: endpoint management and remediation
• Combined, we create the most comprehensive endpoint
suite available
• Complementary channel strengths through VARs, SIs,
and OEMs
– Focus on the SME segment
• We expect this transaction to be accretive to our FY08
operating plan

PowerPoint Style Guide 6 © 2007-2009 Symantec Confidential
Broad Reach: Consumer to Enterprise (Over 100M customers)
Broad Reach: Consumer to Enterprise (Over 100M customers)
4
4
th
largest independent software company in the world ($5B)
largest independent software company in the world ($5B)
Fastest growing large software company in the world
Fastest growing large software company in the world
17,500+ employees worldwide (40+ countries)
17,500+ employees worldwide (40+ countries)
Serves 475 of the Global 500 companies
Serves 475 of the Global 500 companies
Worldwide services capability
Worldwide services capability
Interactions
Information
Infrastructure
Confidence in a Connected World
•
Security
•
Availability
•
Performance
•
Compliance
Symantec Overview

symantec.

THE 100 BEST

America's Largest Corporations
FORTUNE
1 THOUSAND

B2 100

THE BUSINESSWEEK 50
The Best Performers

Best Managed
Companies in America

PowerPoint Style Guide 7 © 2007-2009 Symantec Confidential
Symantec Recognition
• #24 on
Fortune’s
Fastest Growing Companies list
•
#672
on the
Fortune
1000 in 2006
• #32 on Business Week’s 2005 list of the top 50
performing companies
• #48 on
Business
2.0’s
Fastest Growing
Technology Companies
• Named one of
Forbes’
Best Managed
Companies in America 2005
• Named one of
Business
Ethics’
best corporate
citizens for 5 consecutive years
• #6 on
Fortune’s
America’s Most Admired
Companies for the Computer Software Industry

symantec.

Symantec Revenue
Ghost
AXENT
Mountain Wave Inc.
SecurityFocus
Recourse Technologies
riptech
nexland
Precise
On technology
PowerQuest
LIRIC associates
platformlogic
SAFEWEB
KVS
TurnTide
BRIGHTMAIL
@stake
XtreamLok
VERITAS
SYGATE
WHOLE SECURITY
Company i
RELICORE
IMlogic
BINDVIEW

PowerPoint Style Guide 8 © 2007-2009 Symantec Confidential
Symantec Growth
1990
1998 2000
2003
2004 2005
2006
Peter Norton
Computing
$5 billion
$2.6 billion
$1.9 billion
$1.4 billion
$750 million
$530 million $53 million
PC desktop
protection
Enterprise
security
Message mgmt
& archiving
Availability &
compliance
PC desktop
storage
Enterprise
Security
& Application
mgmt
End point
Compliance &
data center mgmt
2002
$1.07 billion
Global
intelligence &
managed
services

PowerPoint Style Guide 9 © 2007-2009 Symantec Confidential
Altiris Employees – We Need You!
• This acquisition is about the expertise and deep industry
knowledge of the team
• Approximately 62% of Symantec’s workforce today joined
through an acquisition
• Symantec has acquired 20 companies in the last 4 years,
adding more than 9,000 employees to its workforce

PowerPoint Style Guide 10 © 2007-2009 Symantec Confidential
What’s Next?
• Maintain momentum of current plans and projects.
• “Business as usual” mindset
• Designated team will conduct joint planning across product management, sales and marketing, engineering, infrastructure, and
HR.
• Quiet Period under HSR (Hart Scott Rodino Act)
– Restricted communications between companies
– Limited access to information
– Your management team will update you with as much information as possible considering HSR restrictions
• Position alignment to Symantec structure
• Once acquisition is finalized, Altiris will operate as a new business unit within Symantec
– Greg Butterfield will continue to lead the team and will report to
John Thompson

HR Overview

PowerPoint Style Guide 12 © 2007-2009 Symantec Confidential
Employee Compensation Overview
Pay for Performance
• All of Symantec's compensation programs are based on
this philosophy. The objectives of our pay program are to
recognize differences in individual performance, provide
monetary rewards for outstanding performers, and
maintain a pay system that is internally fair and externally competitive.
Total Compensation
• Symantec’s focus in on your Total Compensation
package, which includes base pay, profit sharing,
commissions, and a wide array of employee benefits.

PowerPoint Style Guide 13 © 2007-2009 Symantec Confidential
U.S. Benefits Overview
• Health Care (Medical, Dental, Vision)
• Domestic Partner Coverage
• Disability Benefits (Short-Term, Long Term)
• Life Insurance Plans (Employee & Dependent)
• 401(k) Plan with Co. Match
• Employee Assistance Plan / Dependent Care Referral
• Long Term Care Insurance
• Adoption Assistance
• Symantec Software Purchase Program
• Educational Reimbursement Program
• Corporate Giving Program
• Health Club Reimbursement
• PTO & Floating Holidays
• Tuition Reimbursement
• Charitable Gift Program

PowerPoint Style Guide 14 © 2007-2009 Symantec Confidential
Additional Information and
Where You Can Find It
• Altiris intends to file with the Securities and Exchange Commission preliminary and definitive proxy statements and other relevant materials in connection with the merger. The proxy statement will be mailed to the stockholders of Altiris. Before making any voting or investment decision with respect to the transaction, investors and stockholders of Altiris are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the merger, Altiris and Symantec. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission (the "SEC") at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by
Altiris at its corporate website at www.altiris.com under Company-Investor Relations or by contacting Investor Relations at Altiris, Inc. 588 W. 400 S., Lindon, UT 84042.
• Altiris and its officers and directors may be deemed to be participants in the solicitation of proxies from Altiris’ stockholders with respect to the merger. A description of any interests that these officers and directors have in the transaction will be available in the proxy statement. Information concerning Altiris’ directors and executive officers is set forth in Symantec’s proxy statement for its
2006 annual meeting of stockholders, which was filed with the SEC on April 26, 2006. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to
Altiris’ Investor Relations page on its corporate website at
www.altiris.com.

© 2007 Symantec Corporation. All rights reserved.
THIS DOCUMENT IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED AS ADVERTISING. ALL WARRANTIES RELATING TO THE INFORMATION
IN THIS DOCUMENT, EITHER EXPRESS OR IMPLIED, ARE DISCLAIMED TO THE MAXIMUM EXTENT ALLOWED BY LAW. THE INFORMATION IN THIS DOCUMENT IS
SUBJECT TO CHANGE WITHOUT NOTICE.
Thank You!